                                                                 Exhibit 10.22

                          WAIVER AND SIXTH AMENDMENT
                                     TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

          WAIVER AND SIXTH AMENDMENT dated as of April 4, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997 and the Fifth Amendment thereto dated as of March 7, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                          W I T N E S S E T H :
                          - - - - - - - - - -

          WHEREAS, the Borrower has requested that the EBITDA and interest expense covenants in the Credit Agreement for the period of four consecutive fiscal quarters of the Borrower ending in March 1997 be waived; and

          WHEREAS, subject to and upon the terms and conditions hereinafter set forth, the Banks party hereto are agreeable to the foregoing;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. Waiver. The undersigned Banks hereby waive compliance by the Borrower with Sections 8.9 and 8.11 of the Credit Agreement solely with respect to the period of four consecutive fiscal quarters of the Borrower ending in March 1997.

          Section 2. Amendment. The Credit Agreement is hereby amended by inserting the following after Section 8.16 thereof as a new Section 8.17:

               "8.17 Additional Financial Covenants. The Borrower will not permit:

              (a) EBITDA for the 13 consecutive fiscal periods of the Borrower (as set forth on Schedule XII hereto) ending on May 24, 1997 (taken as one accounting period) to be less than $130,000,000; or

              (b) the ratio of EBITDA to Total Cash Interest Expense for the 13 consecutive fiscal periods of the Borrower (as set forth on Schedule XII hereto) ending on May 24, 1997 (taken as one accounting period) to be less than 1.22:1."

              Section 3.  Representations and Warranties.
The Borrower hereby represents and warrants to the Agent and each Bank that:

               (a) after giving effect this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof; and

               (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to a different specific date.

              Section 4. Effectiveness. This Amendment shall become effective, as of March 30, 1997, when the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks" or the "Required Class Creditors", as the case may be.

              Section 5.   Status of Credit Documents.  (a)
This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

               (b) No modification made to the Credit Agreement pursuant to this Amendment shall relieve the Borrower from complying with any other term or provision of the Credit Agreement as modified hereby.

              Section 6. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

              Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE
LAWS OF THE STATE OF NEW YORK.

                The foregoing Waiver and Sixth Amendment is
     hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:

                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.

                           By: /s/ Francis E. Nicastro
                               -----------------------
                               Name:  Francis E. Nicastro
                               Title: Vice President and Treasurer
                                      of each of the above listed
                                      entities

                 IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Waiver and Sixth Amendment to the Amended and Restated Credit Agreement as of the date first above written.

                             THE GRAND UNION COMPANY


                             By:  /s/ Francis E. Nicastro
                                  -----------------------
                                  Name:  Francis E. Nicastro
                                  Title: Vice President and
                                         Treasurer


                             BANKERS TRUST COMPANY,
                               Individually and as Agent


                             By: /s/ Mary Kay Coyle
                                 ------------------
                                 Name:  Mary Kay Coyle
                                 Title: Managing Director


                             BANKAMERICA BUSINESS CREDIT, INC.


                             By: /s/
                                 -----------------------
                                 Name:
                                 Title:


                             BANK POLSKA KASA OPIEKI, SA


                             By: /s/ William A. Shea
                                 -------------------
                                 Name:  William A. Shea


                                 Title: Vice President
                                        Senior Lending Officer

                             COMPAGNIE FINANCIERE DE CIC ET
                             DE L'UNION EUROPEENNE


                             By: /s/ Sean Mounier
                                 ----------------
                                 Name:  Sean Mounier
                                 Title: First Vice President


                             By: /s/ Brian O'Leary
                                 -----------------
                                 Name:  Brian O'Leary
                                 Title: Vice President


                             THE FIRST NATIONAL BANK OF BOSTON


                             By: /s/ William M. Clark
                                 -------------------
                                 Name:  William M. Clark
                                 Title: Managing Director


                             FLEET CAPITAL CORPORATION


                             By: /s/ Eric Rubin
                                 --------------
                                 Name:  Eric Rubin
                                 Title: Vice President


                             HELLER FINANCIAL, INC.


                             By: /s/ Salvatore Salzillo
                                 ----------------------
                                 Name:  Salvatore Salzillo
                                 Title: AVP

                             LEHMAN COMMERCIAL PAPER INC.


                             By: /s/ Michelle Swanson
                                 --------------------
                                 Name:  Michelle Swanson
                                 Title: Authorized Signatory


                             ML CBO IV (CAYMAN) LTD, LLC


                             By: Protective Asset Management,
                                   as Collateral Manager


                             By: /s/ James Dondero
                                 -----------------
                                 Name:  James Dondero CPA, CFA
                                 Title: President
                             Protective Asset Management, L.L.C.


                             SENIOR DEBT PORTFOLIO


                             By:  Boston Management and Research,
                                    as Investment Advisor


                             By: /s/ Scott H. Page
                                 -----------------
                                 Name:  Scott H. Page
                                 Title: Vice President


                             TRANSAMERICA BUSINESS CREDIT
                               CORPORATION


                             By: /s/ Perry Vavoules
                                 ------------------
                                 Name:  Perry Vavoules
                                 Title: Senior Vice President


                             VAN KAMPEN AMERICAN CAPITAL PRIME
                               RATE INCOME TRUST


                             By: /s/ Kathleen A. Zarn
                                 ------------------
                                 Name:  Kathleen A. Zarn
                                 Title: Vice President